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                       SECURITIES AND EXCHANGE COMMISSION



                             WASHINGTON, D.C. 20549


                   -----------------------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 22, 1998



                              AVONDALE INCORPORATED
             (Exact name of registrant as specified in its charter)



       GEORGIA                       33-68412                   58-0477150
(State of incorporation)      (Commission File Number)       (I.R.S. employer
                                                             identification no.)

   506 SOUTH BROAD STREET
      MONROE,GEORGIA                                             30655
(Address of principal executive offices)                       (Zip code)




       Registrant's telephone number, including area code: (770) 267-2226





           -----------------------------------------------------------
          (Former name or former address, if changed since last report)




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Item 4.  Changes in Registrant's Certifying Accountant

At a meeting held on April 22, 1998, the audit committee of the Board of Directors of the Company approved the engagement of Arthur Andersen LLP as its independent auditors for the fiscal year ending August 28, 1998. The Audit Committee recommended the engagement which was approved by the Board of Directors. Concurrently, the audit committee of the Board of Directors determined to dismiss Ernst & Young LLP, the Company's former independent auditors. The Company notified both Ernst & Young LLP and Arthur Andersen LLP of the dismissal of Ernst & Young LLP and the engagement of Arthur Andersen LLP on April 23, 1998.

The reports of Ernst & Young LLP on the Company's consolidated financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, nor was there any event of the type requiring disclosure under Item 304(a)(1)(v) of Regulation S-K.

In connection with the audits of the Company's consolidated financial statements for each of the two fiscal years ended August 29, 1997, and in the subsequent interim period, there were no disagreements with Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the matter in their report.

The Company has provided Ernst & Young LLP with a copy of the disclosures contained in this report, and has requested Ernst & Young LLP to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated April 29, 1998 is filed as Exhibit 16.

The Company confirms that neither it nor anyone acting on its behalf has consulted Arthur Andersen LLP regarding any of the matters referred to in Item 304(a)(2) of Regulation S-K prior to their engagement.


Item 7. Financial Statements and Exhibits

     (c) Exhibits.

         16 Ernst & Young LLP letter to the Securities and Exchange Commission dated April 29, 1998.









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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   April 29, 1998                   AVONDALE INCORPORATED



                                         By: /s/ Jack R. Altherr, Jr.
                                            -----------------------------
                                            Jack R. Altherr, Jr.
                                            Vice President and
                                            Chief Financial Officer








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                                INDEX TO EXHIBITS

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Exhibit Number and Description                                                               Page
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
16.      Ernst & Young LLP letter to the Securities and Exchange Commission dated
         April 29, 1998................................................................
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